Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Telefónica del Perú, S.A.A. (the “Company”) on Form 20-F for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Antonio Villa Mardon, Chief Financial Officer of the Company certify that to the best of our knowledge:

3. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 25, 2004	/s/ Antonio Villa Mardon
	Name:	Antonio Villa Mardon
	Title:	Chief Financial Officer